SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

8. SUBSEQUENT EVENTS

As discussed in Note 1, on October 17, 2024, the Company received a deficiency letter from the Listing Qualifications Department of the Nasdaq Stock Market indicating that the bid price for its Common Stock, for the last 30 consecutive business days, had closed below the minimum $1.00 per share and, as a result, the Company is not in compliance with the $1.00 minimum bid price requirement for the continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with the Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until April 15, 2025, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Common Stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during this 180-day period.

If the Company is not in compliance by April 15, 2025, the Company may qualify for a second 180 calendar day compliance period. If the Company does not qualify for, or fails to regain compliance during the second compliance period, or if it appears to Nasdaq that the Company will not be able to cure the deficiency, then Nasdaq will notify the Company of its determination to delist its Common Stock, at which point the Company would have an option to appeal the delisting determination to a Nasdaq hearings panel. There can be no assurance that the Company will be successful in maintaining its listing of its common stock on the Nasdaq Capital Market.

On October 23, 2024, the Advanced Research Projects Agency for Health (“ARPA-H”) announced that it had selected the Company as an awardee of the Sprint for Women’s Health. The Company will receive $10,000,000 in funding over two years through the Sprint for Women’s Health launchpad track for later-stage health solutions. The Company will receive payments based on the completion of certain agreed-upon milestones. We expect to meet the first milestone for payment in the fourth quarter of 2024. Upon successful acceptance of the required information related to the first milestone, we will receive a payment of $2,000,000. The award also provides for access to advisors to support the successful completion and commercial launch of the test before the end of the two-year contract term. We will work with an ARPA-H Program Manager and the ARPA-H Investor Catalyst Hub in the design, development, and commercial launch of this first-of-its kind test.

On October 23, 2024, the Company commenced drawing down on an At-the-Market offering agreement (the “2024 At-the-Market Offering”) after being prohibited from selling shares under the 2024 At-the-Market Offering until October 23, 2024, as required under the Warrant Inducement Agreement. As of November 18, 2024, the Company sold 348,185 shares of Common Stock under the 2024 At-the-Market Offering for gross proceeds of approximately $350,000. As of November 18, 2024, there is approximately $4,100,000 remaining under the 2024 At-the-Market Offering.

NOTE 12: SUBSEQUENT EVENTS

On January 24, 2024, the Company entered into a securities purchase agreement (the “2024 Direct Offering Agreement”), with several investors relating to the issuance and sale of 1,371,000 shares of its common stock, par value $0.001 per share, and pre-funded warrants to purchase 200,000 shares of Common Stock (the “Pre-Funded Warrants”), in a registered direct offering, together with accompanying warrants to purchase 1,571,000 shares of Common Stock (the “Purchase Warrants”, and together with the Pre-Funded Warrants, the “Warrants”) in a concurrent private placement (the “Concurrent Private Offering” and together with the registered direct offering, the “2024 Direct Offering”).

Pursuant to the 2024 Direct Offering Agreement, the Company issued 1,368,600 shares of common stock to certain investors at an offering price of $3.50 per share, and 2,400 shares of common stock to its Chief Executive Officer, Nicole Sandford, at an offering price of $4.2555 per share, which was the consolidated closing bid price of our common stock on The Nasdaq Capital Market on January 24, 2024 of $4.13 per share plus $0.125 per Purchase Warrant. The purchase price of each Pre-Funded Warrant is equal to the combined purchase price at which a share of Common Stock and the accompanying Purchase Warrant is sold in this 2024 Direct Offering, minus $0.0001. The gross proceeds to the Company from the 2024 Direct Offering were approximately $5.5 million, before deducting placement agent fees and other estimated expenses of $941,000 payable by the Company. The 2024 Direct Offering closed on January 26, 2024.

The Pre-Funded Warrants will be exercisable at any time after the date of issuance and will have an exercise price of $0.0001 per share. A holder of Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage to a percentage not in excess of 9.99% by providing at least 61 days’ prior notice to the Company.

The Purchase Warrants will have an exercise price of $4.13 per share and will be exercisable beginning six months after issuance and will expire 5 years from the initial exercise date.

The Company engaged AGP to act as sole placement agent in the 2024 Direct Offering. The Company paid the placement agent a cash fee equal to 7.0% of the aggregate gross proceeds generated from the 2024 Direct Offering, except that, with respect to proceeds raised in this 2024 Direct Offering from certain designated persons, AGP’s cash fee is reduced to 3.5% of such proceeds, and to reimburse certain fees and expenses of the placement agent in connection with the 2024 Direct Offering. The Company also reimbursed the placement agent for its accountable offering-related legal expenses of $75,000 and a non-accountable expense allowance of $30,000.

Effective upon the closing of the 2024 Direct Offering, the Company also amended certain existing warrants to purchase up to an aggregate of 366,664 shares at an exercise price of $13.20 per share and a termination date of August 25, 2027, so that the amended warrants will have a reduced exercise price of $4.13 per share and a new termination date of January 26, 2029. The other terms of the amended warrants will remain unchanged.